UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2019

CONVERSION LABS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55857	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, Suite 2800

New York, NY 10022

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Members of the Board of Directors

On June 7, 2019, the Board of Directors (the “Board”) of Conversion Labs, Inc., a Delaware corporation (the “Company”), appointed Mr. Happy Walters and Mr. Bertrand Velge, as members of the Board, effective June 10, 2019.

Happy Walters, age 50

Happy Walters, a University of Michigan graduate, has produced more than 20 films and television productions, most recently the hit film, “We’re the Millers”, documentaries “One in a Billion”, Grammy-nominated “I’ll Sleep When I’m Dead”, and the “Back of the Shop” TV Series for Fox Sports. He has supervised and created soundtracks for more than 80 films, including Immortals, The Fighter, Bridesmaids, The Big Lebowski, Limitless, Oh Brother Where Art Thou, Dear John, Spawn, There’s Something About Mary, Scream, American Pie, The Nutty Professor and Blade II. Walters is the CEO of Catalyst Sports & Media, which he founded in 2015 as a sports representation and e-sports development company. Prior to that, he served as the founder, President and CEO of Relativity Sports, which he grew, through acquisitions and aggressive recruiting, into the second largest sports agency in the world (Forbes). While at Relativity Sports, Walters, a certified NBA and NFL player agent, represented an extensive roster of professional basketball and football athletes, both in contract negotiations, and marketing deals. Happy also served as Relativity Media’s Co-President, overseeing certain areas of the company’s day-to-day operations in such diverse business divisions as Music, Fashion and Digital Technology. Mr. Walters began his twenty year career in the entertainment and media business by launching a music management and record label in the mid 1990’s. His record-label, Immortal Records, launched and developed the careers of such seminal artists as Korn, Incubus, and Thirty Seconds to Mars.

Happy continually seeks to improve each of his business ventures, while always looking for new opportunities to expand. Throughout all of his success, he recognizes the importance of giving back to the community, and is devoted to a number of charitable organizations.

Family Relationships

There is no arrangement or understanding between Mr. Walters and any other persons pursuant to which Mr. Walters was selected as an officer. There are no family relationships between Mr. Walters and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”).

Related Party Transactions

As previously disclosed on the Company’s current Report on Form 8-K filed with the Securities and Exchange Commission on June 7, 2019, Mr. Walters and the Company entered into a consulting agreement (the “Walters Consulting Agreement”) whereby Walters can earn up to 5,000,000 restricted shares of common stock of the Company, upon Conversion Labs RX, LLC (“CLRX”), a majority owned subsidiary of the Company, reaching certain of revenue milestones set forth in his Walters Consulting Agreement.

Mr. Walters is a member of the Board of Members of CLRX and retains a 22% membership interest in the Company as of the date of this filing.

Bertrand Velge, age 58

Mr. Velge is the Managing Director of Graftyset, Ltd., a privately held company based in the United Kingdom. Mr. Velge is also a member of the Board of Directors of Quantum Computing Inc. a public company. Graftyset is a wholesale distributor of wine, beer and other alcoholic and non-alcoholic beverage, based in Sidcup, Kent (UK). Mr. Velge has served as Managing Director since the company was incorporated in 2003 under the name of Otterden Vintners, Ltd. Mr. Velge also served as Director for Aliunde Ltd. since 2005. Mr. Velge has over twenty years of experience in multi-disciplinary venture investing and was managing director and co-founder of a fund that trades equities in Europe, Asia and the US focusing on IPOs. He speaks English, Flemish and French, and is a graduate of the Universite Catholique de Louvain.

Family Relationships

There is no arrangement or understanding between Mr. Velge and any other persons pursuant to which Mr. Velge was selected as an officer. There are no family relationships between Mr. Velge and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”).

Related Party Transactions

Since the beginning of the Company’s last fiscal year, the Company, except as disclosed below, Mr. Velge has not engaged in any transaction in which Mr. Velge had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

On May 15, 2019, the Company and Mr. Velge entered into a Securities Purchase Agreement (the “Velge SPA”) whereby Mr. Velge purchased from the Company and the Company sold to Mr. Velge 1,086,957 shares of the Company’s common stock at a price per share of $0.23 and warrants to purchase 1,086,957 shares of the Company’s common stock (the “Warrants”). The Warrants are exercisable immediately over a 4 year term at a price per share of $0.28, subject to adjustment.

Resignation of Chairman of the Board

On June 7, 2019, Mr. John Strawn resigned as Chairman of the Board (the “Strawn Resignation”), but remains as a member of the Board.

Appointment of Chairman of the Board

Upon the Strawn Resignation on June 7, 2019, Mr. Justin Schreiber, currently a member of the Board and the Company’s President and Chief Executive Officer, was appointed as Chairman of the Board.

The foregoing description of the Walters Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Walters consulting Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On June 11, 2019, the Company issued a press release announcing the appointment of Mr. Walter and Mr. Velge. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

10.1*	Consulting Agreement, dated May 31, 2019, by and between Conversion Labs, Inc. and Happy Walters (Incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 7, 2019).

99.1*	Press Release, dated June 11, 2019

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERSION LABS, INC.
(Registrant)

Date: June 17, 2019	By:	/s/ Justin Schreiber
	Name:	Justin Schreiber
	Title:	Chief Executive Officer

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